EXHIBIT 99.2

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

Statement of Condition Summary (Dollars in millions)	Mar 31, 2007	Mar 31, 2006	% Change Mar 31, '06 to '07
Total assets	$23,072	$21,969	5%
Total loans, net:
Mortgage warehouse loans	167	436	-62%
Loans, excluding mortgage warehouse loans	14,755	14,846	-1%
Total securities	3,386	2,869	18%
Non-time deposits	9,409	9,295	1%
Total deposits	16,383	15,855	3%
Shareholders' equity	2,096	1,947	8%

	Three Months Ended
Earnings Summary (In thousands, except per share amounts)	Mar 31, 2007	Mar 31, 2006	% Change Mar 31, '06 to '07
Net Income:
Net interest income	$179,945	$188,160	-4%
Provision for loan losses	2,250	12,342	-82%
Core noninterest income	46,394	41,501	12%
Securities and derivatives gains, net	981	4,228	-77%
Securities losses (1)	(36,006)	—	NM
Gain on sale of mortgage loans	3,850	—	NM
Gain on sale of Goldleaf	—	2,829	NM

Total noninterest income	15,219	48,558	-69%
Core noninterest expense	130,291	125,861	4%
Severance expense	3,025	—	NM
Merger related expenses	429	—	NM
Net losses related to the early extinguishment of debt (1)	4,396	—	NM

Total noninterest expense	138,141	125,861	10%
Income before tax	54,773	98,515	-44%
Income tax	18,294	33,495	-45%

Net Income	$36,479	$65,020	-44%

Operating Income (2)	$63,387	$65,020	-3%

EARNINGS PER SHARE:
Net Income—Diluted	$0.24	$0.42	-43%
Operating Income—Diluted (2)	$0.41	$0.42	-2%
Average shares outstanding	152,309	153,968
Average diluted shares outstanding	153,450	155,183

KEY RATIOS:
Net interest margin	3.46%	3.86%	-10%
Book value per share	$13.71	$12.61	9%
Dividends paid per share	$0.1875	$0.1700	10%

(1)	Restructuring charges incurred due to the rescission of Colonial's adoption of SFAS 159.

(2)	Excludes restructuring charges.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

Earnings Summary (Dollars in thousands, except per share amounts)	1st Qtr. 2007	4th Qtr. 2006	3rd Qtr. 2006	2nd Qtr. 2006	1st Qtr. 2006
Net interest income	$179,945	$184,468	$190,552	$192,087	$188,160
Provision for loan loss	2,250	3,400	1,450	4,950	12,342

Noninterest income:
Service charges on deposit accounts	17,679	18,884	16,642	15,332	14,213
Electronic banking	4,401	4,356	4,470	4,279	4,107
Other retail banking fees	3,612	3,543	3,618	3,754	3,521

Retail banking fees	25,692	26,783	24,730	23,365	21,841
Financial planning services	3,822	3,316	3,944	3,665	3,129
Mortgage banking	3,187	3,706	3,154	3,783	2,897
Mortgage warehouse fees	6,955	6,935	6,105	6,021	6,262
Bank-owned life insurance	4,955	3,797	4,242	3,976	3,939
Goldleaf income	—	—	—	—	1,171
Other income	1,783	4,904	3,631	4,063	2,262

Core noninterest income	46,394	49,441	45,806	44,873	41,501
Securities and derivatives gains, net	981	388	156	—	4,228
Securities losses (1)	(36,006)	—	—	—	—
Gain on sale of mortgage loans	3,850	—	—	—	—
Gain on sale of Goldleaf	—	—	—	—	2,829

Total noninterest income	15,219	49,829	45,962	44,873	48,558

Noninterest expense:
Salaries and employee benefits	69,554	67,432	72,472	70,915	68,793
Occupancy expense of bank premises, net	18,505	18,210	17,188	16,406	15,534
Furniture and equipment expense	13,122	12,953	12,333	11,907	11,392
Professional services	4,767	5,398	4,340	4,917	4,435
Amortization of intangible assets	3,051	3,050	3,051	3,051	3,057
Advertising	2,215	2,514	2,278	3,103	2,887
Other expense	19,077	20,559	20,323	20,927	19,763

Core noninterest expense	130,291	130,116	131,985	131,226	125,861

Severance expense	3,025	413	—	—	—
Merger related expenses	429	—	—	—	—
Net losses related to the early extinguishment of debt (1)	4,396	—	—	—	—

Total noninterest expense	138,141	130,529	131,985	131,226	125,861

Income before tax	54,773	100,368	103,079	100,784	98,515
Income tax	18,294	34,125	35,047	34,266	33,495

Net Income	$36,479	$66,243	$68,032	$66,518	$65,020

Earnings per share—Diluted	$0.24	$0.43	$0.44	$0.43	$0.42
Operating earnings per share—Diluted (2)	$0.41	$0.43	$0.44	$0.43	$0.42

Selected ratios
Return on average assets*	0.64%	1.16%	1.19%	1.21%	1.23%
Return on average equity*	7.15%	12.85%	13.51%	13.58%	13.44%
Efficiency ratio (3)	57.38%	55.55%	55.77%	55.31%	54.73%
Noninterest income (3) / avg assets*	0.82%	0.86%	0.80%	0.82%	0.78%
Noninterest expense (3) / avg assets*	2.26%	2.29%	2.33%	2.39%	2.34%
Net interest margin	3.46%	3.53%	3.64%	3.81%	3.86%
Equity to assets	9.09%	9.03%	9.03%	8.53%	8.86%
Tier one leverage	7.41%	7.81%	7.65%	7.90%	7.88%
Tangible capital ratio	6.36%	6.26%	6.20%	5.74%	5.94%

(1)	Restructuring charges incurred due to the rescission of Colonial's adoption of SFAS 159.

(2)	Excludes restructuring charges.

(3)	These ratios utilize core noninterest income and core noninterest expense.

*	Annualized

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (Unaudited)

STATEMENTS OF CONDITION (Dollars in thousands)	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	Mar 31, 2006
Assets:

Cash and due from banks	$359,233	$425,148	$371,898	$393,945	$449,556
Interest bearing deposits in banks, federal funds sold	238,105	17,534	84,484	168,696	32,092
Securities purchased under agreements to resell—MWL	827,610	605,937	593,572	609,262	578,743
Securities purchased under agreements to resell—Other	500,000	—	—	—	—
Held to maturity securities	1,570	1,874	1,971	2,547	2,656
Securities available for sale	3,384,576	3,083,614	2,958,472	2,863,833	2,866,513
Loans held for sale	1,113,998	1,474,000	1,322,318	1,873,025	1,227,520
Total loans, net:
Mortgage warehouse loans	166,552	281,693	282,985	371,787	436,248
Loans, excluding mortgage warehouse loans	14,754,924	15,197,196	15,232,710	15,174,136	14,845,657
Less: Allowance for loan losses	(172,602)	(174,850)	(176,117)	(177,139)	(173,632)

Loans, net	14,748,874	15,304,039	15,339,578	15,368,784	15,108,273
Premises and equipment, net	426,893	407,696	372,980	356,619	348,023
Intangible assets, net	671,282	674,333	677,383	680,477	683,234
Bank-owned life insurance	462,238	457,812	354,004	350,998	348,325
Accrued interest and other assets	337,523	332,262	335,903	342,647	323,603

Total Assets	$23,071,902	$22,784,249	$22,412,563	$23,010,833	$21,968,538

Liabilities and Shareholders' Equity:

Noninterest bearing transaction accounts	$2,964,585	$2,869,845	$2,849,718	$3,639,310	$3,107,338
Interest bearing transaction accounts	6,444,194	6,222,818	6,188,859	6,137,708	6,187,503

Total non-time deposits	9,408,779	9,092,663	9,038,577	9,777,018	9,294,841
Time deposits	6,532,932	6,596,827	6,473,436	6,263,428	5,871,746
Brokered time deposits	441,012	401,564	283,199	488,713	688,741

Total deposits	16,382,723	16,091,054	15,795,212	16,529,159	15,855,328
Repurchase agreements	768,705	832,672	882,561	948,327	938,170
Federal funds purchased and other short-term borrowings	511,076	1,133,000	1,285,000	1,136,893	956,725
Long-term debt	3,051,628	2,522,273	2,278,391	2,296,326	2,106,998
Other liabilities	261,442	147,915	147,298	138,113	164,381

Total liabilities	20,975,574	20,726,914	20,388,462	21,048,818	20,021,602
Total shareholders' equity	2,096,328	2,057,335	2,024,101	1,962,015	1,946,936

Total Liabilities and Shareholders' Equity	$23,071,902	$22,784,249	$22,412,563	$23,010,833	$21,968,538

Common Shares Issued	156,662,992	156,258,708	156,196,005	156,013,266	155,788,685
Common Shares Outstanding	152,954,065	152,852,381	153,265,378	154,653,339	154,428,758

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Three Months Ended
AVERAGE VOLUME AND RATES (unaudited)	March 31, 2007			December 31, 2006			March 31, 2006
(Dollars in thousands)	Average Volume	Interest	Rate	Average Volume	Interest	Rate	Average Volume	Interest	Rate

Assets:
Loans, excluding mortgage warehouse loans, net of unearned income (2)	$15,153,371	$289,572	7.74%	$15,210,508	$296,732	7.75%	$14,576,424	$264,653	7.35%
Mortgage warehouse loans	195,951	3,902	8.08%	252,583	5,069	7.96%	417,913	5,811	5.64%
Loans held for sale (2)	1,287,027	21,981	6.93%	1,460,508	25,390	6.90%	1,124,866	18,006	6.49%
Securities (2)	3,265,920	43,005	5.27%	3,169,289	41,103	5.19%	2,901,936	36,205	4.99%
Securities purchased under agreements to resell—MWL	639,052	11,023	7.00%	593,989	10,488	7.01%	606,062	9,477	6.34%
Securities purchased under agreements to resell—Other	419,444	6,941	6.68%	—	—	0.00%	—	—	0.00%
Other interest earning assets	97,005	1,171	4.90%	125,954	1,695	5.34%	76,871	840	4.43%

Total interest earning assets (1)	21,057,770	$377,595	7.25%	20,812,831	$380,477	7.27%	19,704,072	$334,992	6.87%

Nonearning assets (2)	1,996,179			1,920,659			1,813,076

Total assets	$23,053,949			$22,733,490			$21,517,148

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$6,313,784	$48,481	3.11%	$6,163,786	$49,059	3.16%	$6,036,232	$35,021	2.35%
Time deposits (2)	6,872,764	84,603	4.99%	6,889,267	84,038	4.84%	6,525,529	64,947	4.04%

Total interest bearing deposits	13,186,548	133,084	4.09%	13,053,053	133,097	4.05%	12,561,761	99,968	3.23%
Repurchase agreements	763,461	8,555	4.54%	852,918	9,827	4.57%	874,665	8,117	3.76%
Federal funds purchased and other short-term borrowings	1,164,191	15,277	5.32%	1,198,104	16,030	5.31%	650,394	7,270	4.53%
Long-term debt (2)	2,925,030	40,018	5.53%	2,526,515	36,730	5.78%	2,294,318	31,160	5.49%

Total interest bearing liabilities	18,039,230	$196,934	4.42%	17,630,590	$195,684	4.41%	16,381,138	$146,515	3.62%

Noninterest bearing demand deposits	2,780,374			2,886,424			3,033,596
Other liabilities (2)	166,607			171,297			140,298

Total liabilities	20,986,211			20,688,311			19,555,032
Shareholders’ equity	2,067,738			2,045,179			1,962,116

Total liabilities and shareholders’ equity	$23,053,949			$22,733,490			$21,517,148

Rate differential			2.83%			2.86%			3.25%
Net yield on interest-earning assets on a tax equivalent basis		$180,661	3.46%		$184,793	3.53%		$188,477	3.86%
Taxable equivalent adjustments (1):
Loans		(146)			(94)			(83)
Securities		(570)			(231)			(234)

Total taxable equivalent adjustments		$(716)			$(325)			$(317)

Net interest income		$179,945			$184,468			$188,160

TOTAL AVERAGE DEPOSITS
Total interest bearing deposits	$13,186,548	$133,084	4.09%	$13,053,053	$133,097	4.05%	$12,561,761	$99,968	3.23%
Noninterest bearing demand deposits	2,780,374	—	—	2,886,424	—	—	3,033,596	—	—

Total average deposits	$15,966,922	$133,084	3.38%	$15,939,477	$133,097	3.31%	$15,595,357	$99,968	2.60%

(1)	Interest earned and average rates on securities and loans exempt from income taxes are reflected on a fully tax equivalent basis using a federal income tax rate of 35%, net of nondeductible interest expense.

(2)	Unrealized gains(losses) on available for sale securities and the adjustments for mark to market valuations on hedged assets and liabilities have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

ASSET QUALITY (unaudited)

RATIOS	March 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	March 31, 2006
Period end:
Allowance as a percent of net loans	1.16%	1.13%	1.14%	1.14%	1.14%
Total nonperforming assets as a percent of net loans and nonperforming assets	0.22%	0.16%	0.10%	0.18%	0.24%
Allowance as a percent of nonperforming assets	525%	695%	1120%	649%	468%
Allowance as a percent of nonperforming loans	601%	1247%	1366%	802%	519%
Net charge-offs as a percent of average net loans:
Quarter to date (annualized)	0.06%	0.12%	0.06%	0.04%	0.26%
Year to date (annualized)	0.06%	0.12%	0.12%	0.15%	0.26%

NONPERFORMING ASSETS (Dollars in thousands)	March 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	March 31, 2006
Nonaccrual loans	$28,721	$14,025	$12,765	$21,957	$33,287
Restructured loans	—	—	128	137	145

Total nonperforming loans	28,721	14,025	12,893	22,094	33,432

Other real estate owned	4,134	1,869	2,826	5,208	3,633
Loans held for sale	—	9,255	—	—	—

Total nonperforming assets	$32,855	$25,149	$15,719	$27,302	$37,065

Aggregate loans contractually past due 90 days for which interest is being accrued	$6,247	$8,138	$6,875	$8,608	$8,384

Total charge-offs	$3,542	$6,301	$6,809	$4,533	$13,136
Total recoveries	(1,347)	(1,634)	(4,337)	(3,090)	(3,375)

Net charge-offs:
Quarter to date	$2,195	$4,667	$2,472	$1,443	$9,761
Year to date	$2,195	$18,343	$13,676	$11,204	$9,761

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF CERTAIN FINANCIAL MEASURES (unaudited)

RECONCILIATION OF CERTAIN FINANCIAL MEASURES (Dollars in thousands, except per share amounts) First Quarter 2007 Net Income and Diluted EPS:
		Net Income	Diluted EPS
Previously Reported Net Income		$65,247	$0.43
Rescission of the adoption of SFAS 159:
Premium and debt issue cost amortization	(829)
Removal of fair value gains, net	(1,965)
Income tax benefit	934

		(1,860)	(0.02)

Operating Income		$63,387	$0.41
Restructuring charges:
Loss on securities	(36,006)
Loss on extinguishment of debt	(4,396)
Income tax benefit	13,494

		(26,908)	(0.17)

Net Income		$36,479	$0.24

Period end loan growth:

Loans, excluding mortgage warehouse loans at March 31, 2006	$14,845,657
Excluding:
Residential real estate loans sold in 1st Qtr. 2007	(489,625)

Loans, excluding mortgage warehouse loans at March 31, 2006 as adjusted	$14,356,032
Organic loan growth	398,892

Loans, excluding mortgage warehouse loans at March 31, 2007	$14,754,924

Organic loan growth % change	3%

Average deposit growth:	1st Qtr. 2007	1st Qtr. 2006	% Change	4th Qtr. 2006	Annualized % Change
Average total deposits	$15,966,922	$15,595,357		$15,939,477
Excluding:
Brokered deposits	(401,432)	(799,393)		(437,414)

Average total deposits as adjusted	$15,565,490	$14,795,964	5%	$15,502,063	2%

Period end mortgage warehouse assets under management:	Mar 31, 2007	Mar 31, 2006	% Change	Dec 31, 2006	% Change
Securities purchased under agreements to resell—MWL	$827,610	$578,743	43%	$605,937	37%
Loans held for sale	1,062,388	1,186,556	-10%	1,422,980	-25%
Mortgage warehouse loans	166,552	436,248	-62%	281,693	-41%

Total mortgage warehouse assets on balance sheet	2,056,550	2,201,547	-7%	2,310,610	-11%
Securitization of mortgage warehouse assets	2,000,000	1,500,000	33%	2,000,000	—

Total mortgage warehouse assets under management	$4,056,550	$3,701,547	10%	$4,310,610	-6%